Fees Summary	Nov. 04, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,899
Total Transaction Valuation	13,753,987.74
Total Offset Amount	0
Net Fee	$ 1,899